                                                                   Exhibit 24(A)

                     TEXAS EASTERN TRANSMISSION CORPORATION

                                POWER OF ATTORNEY

                            A maximum of $500,000,000
                    aggregate public offering price of Notes
                                  (Securities)

          The undersigned TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Dorothy M. Ables, Alan N. Harris, Myron L. Caldwell and Robert T. Lucas III, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a Registration Statement of said Texas Eastern Transmission Corporation on Form S-3 and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the Securities, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

          Executed the 10th day of October, 2000.

                                        TEXAS EASTERN TRANSMISSION
                                        CORPORATION

                                        By /s/ Robert B. Evans
                                           -------------------------------------
                                           Chairman, President
                                           and Chief Executive Officer

(Corporate Seal)

ATTEST:

/s/ Alan N. Harris
----------------------------------------
Assistant Secretary
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/s/ Robert B. Evans              Chairman, President and Chief Executive Officer
------------------------------   (Principal Executive Officer and Director)
Robert B. Evans

/s/ Dorothy M. Ables             Senior Vice President and Chief Financial
------------------------------   Officer(Principal Financial Officer and
Dorothy M. Ables                 Director

/s/ Alan N. Harris               Vice President, Treasurer and Controller
------------------------------   (Principal Accounting Officer)
Alan N. Harris

/s/ Theopolis Holeman            (Director)
------------------------------
Theopolis Holeman